UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant

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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to 14a-12

DECORIZE, INC.
___________________________________________________________________
(Name of Registrant as Specified In Its Charter)

___________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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(2)

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DECORIZE, INC.

1938 E. Phelps
Springfield, Missouri 65802

NOTICE
OF
ANNUAL MEETING OF STOCKHOLDERS
To Be Held Friday, October 28, 2005

To our Stockholders:

PLEASE TAKE NOTICE that the Annual Meeting of Stockholders (the “Annual Meeting”) of Decorize, Inc. (the “Company”) will be held at the Company’s corporate offices, 1938 E. Phelps, Springfield, Missouri, at 7:30 a.m., local time, on Friday, October 28, 2005, for the following purposes:

1.

To elect four (4) directors to hold office until the next Annual Meeting of the Company when their respective successors are elected and qualified, or upon their earlier retirement, resignation or removal;

2.

To ratify the appointment of BKD, LLP as the Company’s independent public accountants for the 2006 fiscal year; and

3.

To transact such other business as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

Only stockholders of record at the close of business on September 19, 2005, are entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof.

A Proxy Statement that describes the foregoing proposals and a form of proxy accompany this notice.

By Order of the Board of Directors

Gaylen Ball

Secretary

Springfield, Missouri
September 29, 2005

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE EXECUTE THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE, WHICH REQUIRES NO POSTAGE. ANY STOCKHOLDER GRANTING A PROXY MAY REVOKE IT AT ANY TIME PRIOR TO ITS EXERCISE BY DELIVERING WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY.

DECORIZE, INC.

1938 E. Phelps
Springfield, Missouri 65802

PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS
Friday, October 28, 2005

This Proxy Statement is furnished to stockholders of Decorize, Inc. (the “Company”) in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held at 7:30 a.m., local time, on Friday, October 28, 2005, at the Company’s corporate offices, 1938 E. Phelps, Springfield, Missouri, and at all adjournments or postponements thereof. At the Annual Meeting, our stockholders will be asked to consider the matters set forth in the attached Notice of Annual Meeting of Stockholders. The Board of Directors is not currently aware of any other matters that will come before the Annual Meeting.

Proxies in the form enclosed with this Proxy Statement will be voted at the Annual Meeting, if properly executed, returned to the Company prior to the Annual Meeting and not revoked. Proxies may be revoked at any time before they are voted by giving written notice to the Secretary of the Company.

This Proxy Statement and the enclosed form of proxy were first mailed to stockholders of the Company on or about September 29, 2005.

QUORUM AND VOTING

Record Date. The record date for the Annual Meeting (“Record Date”) is September 19, 2005. Only holders of record of the Company’s common stock, $.001 par value per share (“Common Stock”), at the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting.

Voting Stock. The only class of stock entitled to be voted at the meeting is Common Stock. Holders of record of Common Stock are entitled to one vote per share on the matters to be considered at the Annual Meeting. At the close of business on the Record Date, 16,041,735 shares of Common Stock were issued and outstanding and entitled to vote at the Annual Meeting.

Quorum. In order for any business to be conducted at the Annual Meeting, the holders of more than 50% of the shares of Common Stock entitled to vote must be represented at the Annual Meeting, either in person or by properly executed proxy. If a quorum is not present at the scheduled time of the Annual Meeting, the stockholders who are present may adjourn the Annual Meeting until a quorum is present. The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice will be given, unless the adjournment is for more than 30 days, or if after the adjournment a new record date is set for the adjourned meeting. An adjournment will have no effect on the business that may be conducted at the Annual Meeting.

Voting by Street Name Holders. If you own shares in “street name” by a broker, then the broker, as the record holder of the shares, is required to vote those shares in accordance with your instructions. If you do not give instructions to the broker, the broker will nevertheless be entitled to vote the shares with respect to “discretionary” items but will not be permitted to vote the shares with respect to “non-discretionary” items (in which case, the shares will be treated as broker “non-votes”).

Required Vote. To be elected as a director, each nominee needs the affirmative vote of the holders of record of a plurality of the votes duly cast at the Annual Meeting (i.e., the six nominees receiving the greatest number of votes will be elected). Abstentions are counted as present and entitled to vote for the purposes of determining a quorum, but are not deemed to have been voted in favor of such matter. An abstention has the effect of a vote against any matter coming before the Annual Meeting, other than the election of directors. Shares represented by broker “non-votes” will be counted as present for purposes of determining a quorum, but will not be considered present and entitled to vote for the purpose of calculating the vote with respect to such matter. Accordingly, abstentions and broker “non-votes” will have no effect on the election of directors.

Default Voting. Where stockholders have appropriately specified how their proxies are to be voted, they will be voted accordingly. If a stockholder properly executes and returns the accompanying form of proxy, but does not indicate any voting instructions, such stockholder’s shares will be voted as follows:

(i)

FOR the election of each nominee listed under Proposal I as a director of the Company;

(ii)

FOR the ratification of the appointment of BKD, LLP as the Company’s independent public accountants for the 2006 fiscal year; and

(iii)

at the discretion of the proxy holders on any other matter that may properly come before the meeting or any adjournment thereof.

If any other matter or business is brought before the Annual Meeting, the proxy holders may vote the proxies in their discretion. The Board of Directors does not currently know of any such other matter or business.

PROPOSAL I
ELECTION OF DIRECTORS

Number of Directors

The Bylaws of the Company provide that the number of directors may be determined from time to time by the Board of Directors. The current number of members of the Board of Directors is six. In the event any director nominee should be unavailable to stand for election at the time of the Annual Meeting, the proxies may be voted for a substitute nominee selected by the Board of Directors. Management knows of no reason why any director nominee would be unable to serve.

Nominees

At the Annual Meeting, the holders of Common Stock as of the Record Date will consider the nominees and elect four members of the Company’s Board of Directors. Two additional directors are appointed each year by the holders of the Company’s Series A Convertible Preferred Stock, par value $.001 per share (the “Preferred Stock”). The Board of Directors has nominated Richard B. Chalker, Jr., Marwan Atalla, James K. Parsons and J. Michael Sandel for reelection by the holders of the outstanding shares of Common Stock as directors of the Company. The nominees are currently serving as directors of the Company, and if they are reelected, the nominees will continue to serve until their terms expire upon the election and qualification of their successors, or the earlier retirement, resignation or removal of any such nominee. Should any nominee become unable or unwilling to accept nomination or election, the proxy holders may vote the proxies for the election in his stead of any other person the Board of Directors may recommend. Each of the nominees has indicated his willingness to serve the full term. Information with respect to each of the nominees is provided below.

The Board of Directors recommends that you vote FOR the election of each of the following nominees as directors of the Company.

RICHARD B. CHALKER, JR. Mr. Chalker was elected a director of the Company on May 5, 2004. Mr. Chalker serves as Chairman of the Audit Committee. Mr. Chalker retired from Hallmark Cards Inc. in March of 2004, after over eight years with Hallmark, where he was Division Vice President - Tax & Customs responsible for the worldwide Tax and Customs Oversight functions. Prior to this he served as Chief Financial Officer of Thompson’s Pet Pasta Products, Inc. From 1962 to 1994 Mr. Chalker was employed with Ernst & Young, LLP, including nineteen years as a partner in the firm specializing in taxation matters. He serves on the Board of Directors, Audit, and Compensation committees of PBI/Gordon Corporation and serves on the Board of Directors of QC Holdings, Inc. Mr. Chalker earned a Bachelor of Science from Yale University and a J.D. from DePaul University. He is a CPA and passed the Illinois Bar examination.

MARWAN M. ATALLA. Mr. Atalla was appointed a Director of the Company on August 1, 2005. Mr. Atalla is President of Nest USA, Inc. (“NEST”), a Houston based, privately held investment company with investments in real estate, aviation, technology and energy. NEST is part of the Near East Group, a multi-national investment group with offices in Amman, London & Houston. Mr. Atalla is a graduate of Ashland University with a degree in Business Administration.

JAMES K. PARSONS. Mr. Parsons was appointed as Executive Vice President and a Director of the Company as of July 31, 2001. Mr. Parsons co-founded Decorize.com. From 1983 to 2001, Mr. Parsons served as President of GuildMaster, which he founded and co-owned, and which is now a wholly-owned subsidiary of the Company. GuildMaster has been recognized as a design leader in the industry and has created such successful brands as the Arnold Palmer Home Collection, Tin Revival and America Country West. Previously, from 1976 to 1983, Mr. Parsons founded and owned a collection of home furnishings-related businesses in Springfield, Missouri and a design studio in Kansas City, Missouri.

J. MICHAEL SANDEL. Mr. Sandel was elected a director and Vice President of the Company as of July 31, 2001 in conjunction with the Company’s acquisition of Faith Walk Designs, Inc., of which he was a co-owner. Mr. Sandel and his wife, Kitty Sandel, founded Faith Walk Designs in 1985 to focus on upscale hand-painted furniture. In 1997, the Sandels opened a retail outlet related to Faith Walk Designs under the name Odds & Ends, L.P., the assets of which were contributed to Faith Walk in July 2001.

None of the nominees have any family relationship with each other or any officer or director of the Company. None of the nominees hold directorships in other reporting companies. None of the nominees are being proposed for election pursuant to any arrangement of understanding between such nominees and any other person, except only the directors and executive officers of the Company acting solely as such.

In addition to the four nominees listed above, the holders of the Preferred Stock, voting separately as a single class, have the right to elect two members of the Board of Directors. The holders of the Preferred Stock have elected Stephen R. Crowder and Steven W. Fox to serve as these directors until the next annual meeting of the stockholders.

STEPHEN R. CROWDER. Mr. Crowder was appointed a director and President/Chief Executive Officer of the Company on February 3, 2004. Before joining the Company, Mr. Crowder served as President of ReGen Technologies, a Joint Venture between SRC Holdings Corporation and John Deere since 1999. Prior to this Mr. Crowder served as President of ATS Telephone and Data Systems in Memphis, TN from 1996 to 1999 and as Vice President of Technical and Customer Support Operations for TechForce Corporation from 1993 to 1996. Mr. Crowder also serves on the boards of SRC Holdings Corporation, Springfield Area Chamber of Commerce, Newstream Enterprises LLLP, Megavolt LLLP, and the National Center for Employee Ownership (NCEO).

STEVEN W. FOX. Mr. Fox was appointed a director of the Company on February 3, 2004. Mr. Fox has been General Manager and a member of the Management Committee of Quest Capital Alliance L.L.C., a private equity fund since 2000. From 1988 to 2000 he was with Boatman’s Bank (now Bank of America) where he served in various capacities including Senior VP and Chairman of the Senior Loan committee, Chief Credit Officer/Senior Lender, and Market Executive for Commercial Banking in Southwest Missouri. Prior to this he was with Cherrywood Development Trust, a registered investment advisor and investment banking firm. Mr. Fox also serves on the Board of Directors of Global Energy Group, Inc. Mr. Fox received his MBA and BSBA from the University of Missouri-Columbia.

Board of Directors; Committees

The Board of Directors has the responsibility for establishing corporate policies and for the overall performance of the Company. The Board of Directors meets regularly throughout the year to review significant developments affecting the Company and to act upon matters requiring its approval. The Board of Directors will hold its annual meeting on October 28, 2005, immediately following the Stockholder Meeting. It also holds special meetings as required from time to time when important matters arise requiring Board action between scheduled meetings.

The Board of Directors has established an Audit Committee and a Compensation Committee to devote attention to specific subjects and to assist it in the discharge of its responsibilities. A description of the committees and their functions, their current members and the number of meetings held by them during the last fiscal year are described below.

Audit Committee

In fiscal year 2005, Ron Jones, who resigned from the Board of Directors in August 2005, Richard Chalker and Steve Fox were members of the Audit Committee. Mr. Chalker served as the Chairman of the Audit Committee. The Board of Directors has determined that Mr. Chalker is both independent and an audit committee financial expert, as determined by SEC guidelines. The members of the Audit Committee met four times during the last fiscal year. The Board of Directors adopted a charter for the Audit Committee on July 26, 2004, which is attached as an appendix to this Proxy Statement. The functions of the Audit Committee include the following:

•

recommending annually to the Board of Directors the appointment of the independent public accountants of the Company;

•

reviewing the scope of the prospective annual audit and reviewing the results thereof with the independent public accountants;

•

determining the independence of the independent public accountants;

•

making inquiries with respect to the appropriateness of accounting principles followed by the Company; and

•

receiving and reviewing reports from Company management relating to the Company’s financial reporting process, the adequacy of the Company’s system of internal controls, and legal and regulatory matters that may have a material impact on the Company’s financial statements and compliance policies.

During fiscal year 2005, all of the members of the Audit Committee were considered to be “independent” within the meaning of the AMEX’s listing standards.

Audit Committee Report

The Company’s Audit Committee for fiscal year 2005 has reviewed and discussed the audited financial statements for that year with management. The Audit Committee discussed with management the matters set forth in SAS 61 (Codification of Statements on Auditing Standards, AU Section 380), which include, among other things:

•

methods used to account for significant unusual transactions;

•

the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

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the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor’s conclusions regarding the reasonableness of those estimates; and

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disagreements with management over the application of accounting principles, the basis for management’s accounting estimates, and the disclosures in the financial statements.

The Audit Committee has received the written disclosures and the letter from BKD, LLP, the Company’s independent accountants, required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with BKD, LLP the issue of its independence from the Company. Based on its review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-KSB for the fiscal year ended June 30, 2005.

Richard B. Chalker, Jr., Chairman
Steve Fox
Ron Jones

Compensation Committee

For fiscal year 2005, the Compensation Committee consisted of Kevin Bohren and Fabian Garcia, neither of whom will serve on the Board of Directors following the Annual Meeting. The functions of the Compensation Committee include the following:

•

reviewing and approving annual salaries and bonuses for all executive officers;

•

reviewing, approving and recommending to the Board of Directors the terms and conditions of all employee benefits or changes thereto; and

•

managing and administering the Company’s 1999 Stock Option Plan, as amended, for the benefit of certain officers, directors, employees and advisors of the Company.

The Compensation Committee is authorized, among other powers, to determine from time to time the individuals to whom options shall be granted, the number of shares to be covered by each option and the terms on which the options were granted pursuant to the 1999 Stock Option Plan. The Compensation Committee met two times during the last fiscal year.

Nominating Committee

The Company does not have a nominating committee. The Board of Directors as a whole performs the functions customarily attributable to a nominating committee.

Attendance and Compensation

The Board of Directors met six times during the 2005 fiscal year (including regularly scheduled and special meetings). A quorum was present at every meeting. All directors attended all of the meetings of the Board of Directors and its committees that he was required to attend, except that Mr. Garcia was absent from all meetings of the Board of Directors, and therefore attended less than 75% of the meetings during fiscal year 2004. All members of the Board of Directors attended the Board’s 2004 annual meeting except Mr. Garcia.

Each non-employee director of the Company receives reimbursement of reasonable expenses for each meeting of the Board of Directors attended.

In fiscal 2005, directors who served as members of the Audit Committee and the Compensation Committee also received stock options for their services as committee members, as described in the chart below, under the Company’s 1999 Stock Option Plan.

Name	No. of Options Granted (1)	Exercise Price	Date of Grant	Expiration Date

Kevin Bohren(2)	80,000	$ 0.52	5/04/2005	5/04/2008
Fabian Garcia(2)	60,000	$ 0.52	5/04/2005	5/04/2008
Ron Jones(3)	50,000	$ 0.52	5/04/2005	5/04/2008
Steven Fox	35,000	$ 0.52	5/04/2005	5/04/2008
Richard Chalker	20,000	$ 0.52	5/04/2005	5/04/2008

——————

(1)

Options vested immediately.

(2)

The respective terms of Mr. Bohren and Mr. Garcia will terminate at the time of the Annual Meeting since neither of them was nominated for election to the Board of Directors.

(3)

Mr. Jones elected to resign from the Board of Directors in August 2005.

Stockholder Communications With the Board of Directors

Any stockholder who wishes to communicate with the Board of Directors or with an individual director may direct such communications to the Secretary of the Company at 1938 E. Phelps, Springfield, Missouri 65802. The communication must be clearly addressed to the Company’s Board of Directors or to a specific director.

Nomination Rights of Stockholders

Any stockholder of the Company may recommend one or more candidates to be considered by the Board of Directors as a potential nominee or nominees for election as director of the Company at an annual meeting of stockholders if the stockholder complies with the notice, information and consent provisions contained in the Company’s Bylaws (current copies of the Company’s Bylaws are available at no charge from the Secretary of the Company and may also be found in the Company’s public filings with the SEC). In order for the candidate recommendation to be timely for the Company’s 2006 annual meeting of stockholders, a stockholder’s notice to the Company’s Secretary must be delivered to the Company’s principal executive offices no later than June 1, 2006. Any such recommendations received by the Secretary will be presented to the Board of Directors for consideration. All candidates (whether identified internally or by a stockholder) who, after evaluation based upon the criteria and process described in “Internal Process of Identifying Candidates” below, are then approved by the Board of Directors will be included in the Company’s recommended slate of director nominees in its proxy statement.

Qualifications to Serve as Director

Each candidate for director must possess at least the following specific minimum qualifications:

•

Each candidate must be prepared to represent the best interests of all the Company’s stockholders and not just one particular constituency.

•

Each candidate must be an individual who has demonstrated integrity and ethics in his or her personal and professional life and has established a record of professional accomplishment in his or her chosen field.

•

No candidate may have any material personal, financial or professional interest in any present or potential competitor of the Company.

•

Each candidate must be prepared to participate fully in activities of the Board of Directors and attend, and actively participate in, meetings of the Board of Directors and all Committees of the Board of Directors of which he or she is a member, and not have other personal or professional commitments that would, in the sole judgment of the Board of Directors, interfere with or limit his or her ability to do so.

•

In addition, the Board of Directors also considers it desirable that candidates possess the following qualities or skills:

•

Each candidate should contribute to the overall diversity of the Board of Directors – diversity being broadly construed to mean a variety of opinions, perspectives, personal and professional experiences and backgrounds.

•

Each candidate should contribute positively to the existing chemistry and collaborative culture among the members of the Board of Directors.

•

Each candidate should possess professional and personal experiences and expertise relevant to the Company’s business.

Internal Process of Identifying Candidates

The Board of Directors will use a variety of means for identifying potential nominees for director, including the use of outside search firms and recommendations from current directors and stockholders. In determining whether to nominate a candidate, the Board of Directors will consider the current composition and capabilities of serving Board members, as well as additional capabilities considered necessary or desirable in light of existing and future Company needs. One or more of the directors may interview, or have an outside search firm interview, a prospective candidate who is identified as having high potential to satisfy the expectations, requirements, qualities and responsibilities for membership on the Board of Directors. Reports from those interviews or from directors with personal knowledge and experience with the candidate, resumes, information provided by other contacts and other information deemed relevant by the Board of Directors are then considered in determining whether a candidate will be nominated. The Board of Directors also exercises its independent business judgment and discretion in evaluating the suitability of a candidate for nomination.

Management

The executive officers and directors of the Company are as follows:

Name	Age	Position

Stephen R. Crowder	51	President, Chief Executive Officer and Director
James K. Parsons	56	Director and Executive Vice President
J. Michael Sandel	54	Director and Vice President
Richard Chalker	64	Director
Steven W. Fox	48	Director
Marwan M. Atalla	42	Director
Brent Olson	36	Vice President of Finance and Treasurer
Gaylen Ball	53	Secretary and Director of Human Resources

The Board of Directors will select a Chairman of the Board at their annual meeting following the Annual Meeting.

Information with respect to our executive officers is provided below. Information on Stephen R. Crowder, James K. Parsons and Michael J. Sandel, who are directors as well as executive officers of the Company, is provided on pages 3 and 4 of this Proxy Statement.

BRENT OLSON. Mr. Olson was appointed Vice President of Finance and Treasurer of the Company on June 29, 2001. He also served as Chief Financial Officer of the Company from June 2001 until January 2002. Beginning in January 2001, Mr. Olson held similar positions with Decorate, Inc. During the period from October 1995 to January 2001, Mr. Olson worked for John Q. Hammons Hotels, Inc., an owner and operator of 53 hotel properties nationwide. While there he served as Auditor, Accountant and Corporate Accounting Manager. Mr. Olson earned a Bachelor of Science degree in Accounting from Southwest Missouri State University.

GAYLEN BALL. Ms. Ball was appointed Corporate Secretary and Director of Human Resources of the Company on June 29, 2001 and she served as Office Manager of decorize.com from its inception. From 1982 to March 2000, Ms. Ball worked for Noble Communications Co. serving as Data Processing Manager for the research division, Director of MIS, and Director of Human Resources.

Each of the Company’s principal officers is elected by, and serves at, the pleasure of the Board of Directors.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table, and the accompanying explanatory footnotes, includes annual and long-term compensation information on (i) our Chief Executive Officer and (ii) three other executive officers and one employee who were the most highly compensated officers or employees of the Company for services rendered in all capacities during the twelve month periods ended June 30, 2005, 2004 and 2003.

		Annual Compensation							Long Term Compensation
Name and Principal Position	Fiscal Year	Salary			Bonus		Other Annual Compensation		Securities Underlying Options		All Other Compensation

Stephen R. Crowder (1) President, CEO and Director	2005 2004 2003	$ $ $	147,157 46,344 -0-		$ $ $	-0- -0- -0-	$ $ $	-0- -0- -0-	225,000 125,000 -0-	(2) (3)	$ $ $	-0- -0- -0-
James K. Parsons Executive Vice President and Director	2005 2004 2003	$ $ $	116,554 105,354 123,700	(4) (4)	$ $ $	-0- -0- -0-	$ $ $	-0- -0- -0-	-0- -0- -0-		$ $ $	-0- -0- -0-
J. Michael Sandel Vice President and Director	2005 2004 2003	$ $ $	115,148 113,423 107,800	(5) (5)	$ $ $	-0- -0- -0-	$ $ $	-0- -0- -0-	-0- -0- -0-		$ $ $	-0- -0- -0-

——————

(1)

Mr. Crowder was appointed as President, Chief Executive Officer and a director of the Company on February 17, 2004, and was therefore employed by the Company for four and one-half months in fiscal year 2004.

(2)

The 225,000 shares are issuable under stock options granted under the 1999 Stock Option Plan on May 4, 2005, for an exercise price equal to $0.52 per share.

(3)

The 125,000 shares are issuable under stock options granted under the 1999 Stock Option Plan on February 20, 2004, for an exercise price equal to $1.40 per share.

(4)

Pursuant to his employment agreement with the Company, Mr. Parson’s annual salary is $140,000. Mr. Parsons opted to forgo a portion of the salary owed to him under his employment agreement for fiscal years 2003 and 2004.

(5)

Mr. Sandel’s annual salary for fiscal year 2004 was $116,544, and his annual salary for fiscal year 2003 was $113,423.

401(k) Plan

Effective July 1, 2002, the Company adopted a 401(k) Profit Sharing Plan that is qualified under Section 401(k) of the Internal Revenue Code of 1986, as amended. The 401(k) plan is available to each employee who meets certain eligibility requirements. Employees may begin participation in the 401(k) plan on the first day of every month any time after one month of employment. Participating employees may contribute a portion of their compensation not exceeding a limit set annually by the Internal Revenue Service. The Company has made no contributions to the 401(k) plan and, at this time, does not intend to begin matching employee contributions to the 401(k) plan.

Option Grants Table

The following table sets forth certain information with respect to the options granted during the fiscal year ended June 30, 2005, to each employee listed in the Summary Compensation Table set forth above.

Option Grants in Fiscal Year 2005

Name	Number of Options Granted	Percent of Total Options Granted to Employees in Fiscal Year (1)	Exercise or Base Price in Dollars per Share (2)	Expiration Date

Stephen R. Crowder	225,000(3)	26.2%	$0.52	5/04/12
James K. Parsons (4)	-0-	n/a	n/a	n/a
J. Michael Sandel (4)	-0-	n/a	n/a	n/a

——————

(1)

The aggregate number of options granted in fiscal year 2005 was 858,000.

(2)

Closing price of the Common Stock on AMEX at the date of grant.

(3)

All options vested immediately on May 4, 2005, the date of grant.

(4)

The Company has never granted any stock options to Jon T. Baker, James K. Parsons or J. Michael Sandel.

Report on Option Grants

In May 2005, the Compensation Committee determined that, as a result of adverse economic and financial circumstances affecting the Company and the industry as a whole, stock options previously granted to certain executives of the Company had exercise prices significantly higher than the fair market value of the Company’s common stock. The terms of the stock options were not intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). In order to continue to incentivize the executives, and to realign the executive’s compensation structure to more closely reflect current economic and market conditions, the Compensation Committee, pursuant to its authority under the terms of the 1999 Stock Option Plan, cancelled the unexercised options held by the executive and granted new options, which also were not intended to qualify as incentive stock options, with an exercise price equal to the fair market value of the Company’s common stock as of the date on which the options were re-granted. The re-granted options were immediately 100% vested and nonforfeitable.

Aggregate Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

The following table sets forth certain information with respect to the options owned by the employees named above during the year ended June 30, 2005:

			Number of Unexercised Options at June 30, 2005		Value of Unexercised In-the-Money Options at June 30, 2005 (1)
Name	Shares Acquired on Exercise	Value Realized	Exercisable	Unexercisable	Exercisable	Unexercisable

Stephen R. Crowder	-0-	n/a	225,000	n/a	$33,750	n/a
James K. Parsons (2)	-0-	n/a	n/a	n/a	n/a	n/a
J. Michael Sandel (2)	-0-	n/a	n/a	n/a	n/a	n/a

——————

(1)

Based upon the closing price of the Common Stock on AMEX on June 30, 2005, which was $.67 per share, and the exercise price of the options $0.52 per share.

(2)

The Company has never granted any stock options to James K. Parsons or J. Michael Sandel.

Employment Agreements

We do not have any employment agreements with our executive officers. Mr. Sandel’s employment contract expired on July 31, 2005. Mr. Sandel’s employment contract, dated July 31, 2001, provided for a base annual salary of $110,000, and bonuses at the sole discretion of our Board of Directors.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors, and persons who beneficially own more than ten percent of the Common Stock, to file reports of ownership with the SEC. Based upon a review of the copies of such reports furnished to the Company, the Company believes that all Section 16(a) filing requirements applicable to its executive officers, directors and greater than ten percent beneficial owners were met during the fiscal year ended June 30, 2005.

Compensation Committee Interlocks And Insider Participation

No executive officer of the Company served as a member of the Compensation Committee (or other board committee performing similar functions or, in the absence of any such committee, the entire board of directors) of another corporation, one of whose executive officers served on the Compensation Committee. No executive officer of the Company served as a director of another corporation, one of whose executive officers served on the Compensation Committee. No executive officer of the Company served as a member of the Compensation Committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another corporation, one of whose executive officers served as a director of the Company.

Certain Relationships And Related Transactions

On February 26, 2002, we completed a private placement financing with NEST of a $750,000 Convertible Term Note, convertible into 535,714 (as adjusted from an initial 300,000 shares in accordance with the antidilution provisions of such instrument due to the private placement completed in November and December of 2002) shares of Common Stock, with 300,000 warrants exercisable at $2.50 per share. As amended, the note is convertible into shares of Common Stock of the Company until December 31, 2003. NEST has not indicated whether it will convert the note, in whole or in part, into shares of Common Stock. The number of shares that may be issued upon conversion of the note depends upon if, and how much of the note, NEST decides to convert to Common Stock. Effective as of January 31, 2003, the convertible term note was amended to restructure the payments of principal and interest due from the Company. From January 31, 2003 until December 31, 2003, we made monthly payments of interest and principal on the note in the amount of $17,500. Effective December 31, 2003, the note was reamortized and the monthly installments beginning on January 31, 2004 were adjusted. The note is due in full on December 31, 2004. In connection with the restructuring of the Convertible Term Note, on January 31, 2003, we issued warrants to NEST exercisable for 216,000 shares of Common Stock at an exercise price of $2.80 per share. The warrants are exercisable until December 31, 2005.

On October 3, 2003, we issued a line of credit note to James K. Parsons, the Company’s Executive Vice President, in the amount of $800,000 at an interest rate of prime plus 1.25%, together with 500,000 warrants exercisable at $1.40 per share. On December 10, 2003, the note was amended to increase the principal amount available to $1,000,000, and Mr. Parsons was issued an additional 200,000 warrants exercisable at $1.20 per share. The note is due in full on September 30, 2004. The initial set of warrants are exercisable until September 30, 2006, and the second set of warrants terminate on December 31, 2006.

On February 13, 2004, the Company completed a private placement of 500,000 shares of its Preferred Stock to SRC Holdings Corporation (“SRC”) at a price of $1.00 per share. Each share of Preferred Stock is convertible into one share of Common Stock. The Company also issued SRC warrants to acquire 750,000 shares of Common Stock at an initial exercise price of $1.40 per share, and it agreed to issue additional warrants for up to 1,000,000 shares of Common Stock at the time the Company obtains a new $1,000,000 line of credit relying on a standby limited guaranty provided by SRC. In connection with the offering, the Company also issued warrants to acquire up to 600,000 shares of Common Stock at SRC’s request to Quest Capital Alliance, L.L.C. (“Quest”) which are exercisable at an initial exercise price of $1.40 per share. The Company also pays Quest a management fee of $2,500 per month. The holders of the Preferred Stock have the right to appoint two directors of the Company, voting separately as a class. Mr. Crowder and Steven W. Fox currently serve as these directors. In addition, the Company agreed not to undertake certain major transactions unless it obtains the approval of the holders of Preferred Stock or redeems all outstanding shares of Preferred Stock at the closing of such transaction. Subject to certain exceptions, the Company also agreed that it will not issue any new securities without the consent of the holders of Preferred Stock, subject to the issuance of a limited number of stock options or other stock options meeting certain requirements.

Concurrent with the closing of the sale of the Preferred Stock to SRC, James K. Parsons, a director and the Executive Vice President of the Company, executed a voting agreement whereby he granted SRC the right to vote his shares of Common Stock in connection with certain major transactions. The voting rights granted by Mr. Parsons to SRC will terminate on February 13, 2006.

As a further condition to closing the private placement of the Preferred Stock, the Company entered into agreements to convert an aggregate $1,410,200 of debt owed to a principal stockholder and three of its current and former executive officers. The Company amended a convertible term note held by NEST. On the date of the exchange, the Company owed approximately $620,000 to NEST under the convertible note. Decorize issued 409,700 shares of Common Stock to NEST in exchange for a $409,700 principal reduction in the existing note. In addition to those shares of Common Stock, the Company issued a second amended and restated note to NEST, which has an initial principal balance equal to the remaining $210,497 owed to NEST and a new schedule of payments providing for monthly payments of $10,000 each beginning February 1, 2004, and ending December 31, 2005, at which time all amounts due under the second amended and restated note would be due in full. In consideration of these transactions, the Company amended certain outstanding warrants held by NEST to extend their expiration date to December 31, 2005, and issued another set of warrants to NEST that are exercisable for 400,000 shares of Common Stock at an initial exercise price equal to $1.40.

On May 31, 2005, the Company completed the private placement of 1,000,000 shares of its Common Stock to NEST for $0.40 per share. The Company also amended certain outstanding warrants held by NEST which are exercisable for an aggregate 996,000 shares of Common Stock, in order to reduce the exercise price of the warrants to $0.20 per share and extend their expiration date to May 31, 2007. In connection with the issuance of the Common Stock and the warrants, the Company agreed to file a registration statement registering the resale of the Common Stock issued, or to be issued upon exercise of the warrants, within 90 days after the date of the private placement.

On June 15, 2005, the Company completed the private placement of 1,875,000 shares of its Common Stock, selling 1,250,000 of the Shares to SRC and 625,000 of the Shares to Quest at $0.40 per share. The Company also amended certain outstanding warrants held by SRC and Quest, which are exercisable for an aggregate 3,000,000 shares of Common Stock and 1,807,143 shares of Common Stock, respectively, in order to reduce the exercise price of the warrants to $0.20 per share and extend their expiration dates. SRC received certificates representing warrants that are exercisable, in whole or in part, for 1,500,000 shares of Common Stock, which terminate on May 31, 2007, and a second set of warrants that are exercisable, in whole or in part, for another 1,500,000 shares of Common Stock, which terminate on April 11, 2010. Quest also received certificates representing warrants that are exercisable, in whole or in part, for 1,807,143 shares of Common Stock, which terminate on May 31, 2007, and a second set of warrants that are exercisable, in whole or in part, for another 750,000 shares of Common Stock, which terminate on April 11, 2010. In connection with the issuance of the Common Stock and the warrants, the Company agreed to file a registration statement registering the resale of the Common Stock issued, or to be issued upon exercise of the warrants, within 90 days after the date of the private placement.

A condition to closing the private placement with SRC and Quest was for the Company to obtain a release of a $750,000 commercial guaranty (the “Guaranty”), executed by SRC in connection with the new line of credit that the Company obtained from Bank of America, N.A. (“BoA”), on or about January 12, 2005 (the “Credit Line”). Quest separately agreed to reimburse SRC for a portion of any payment made under the Guaranty concurrent with SRC executing the Guaranty. In consideration of the commitments of SRC and Quest with respect to the Guaranty, the Company entered into a letter agreement dated January 14, 2005 (the “Letter Agreement”), which provided, in part, that if BoA were to execute on the Guaranty and require SRC to pay the full $750,000 due under the Guaranty, then SRC and Quest would be entitled to receive an aggregate 1,875,000 shares of Common Stock, and the warrants and certain convertible securities held by them would be modified to reduce the applicable conversion or exercise price to $0.20 per share. The Company completed the private placement with SRC and Quest with the understanding that if the Company could obtain a release of the Guaranty, then SRC and Quest would purchase the shares of Common Stock in consideration of the payment of $750,000, which the Company intends to use as collateral under the Credit Line in replacement of the Guaranty.

As a further condition to closing the private placement with SRC and Quest, the Company agreed to file an amendment to its Certificate of Designation for its Preferred Stock, in order to reduce the applicable conversion price of all outstanding shares of its Preferred Stock to a conversion price of $0.20 per share. The amendment also eliminated conversion price adjustment provisions that related to the guaranty, which was released at the closing. SRC owns 500,000 shares of the Preferred Stock, which are now convertible into an aggregate 2,500,000 shares of Common Stock.

PROPOSAL 2
RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors, acting upon the recommendation of the Audit Committee, has appointed the firm of BKD, LLP as the Company’s independent public accountants for fiscal year 2005 – 2006. Although action by the stockholders in this matter is not required, the Board believes that it is appropriate to seek stockholder ratification of this appointment in light of the critical role played by independent public accountants in maintaining the integrity of the Company financial controls and reporting. Representatives of BKD, LLP are expected to attend the Annual Meeting and to make a statement if they desire to do so, and will respond to appropriate questions from stockholders.

If the appointment of BKD, LLP as the Company’s independent public accountants is not ratified at the Annual Meeting, the Board of Directors will consider the appointment of other independent public accountants. The Board of Directors may terminate the appointment of BKD, LLP as the Company’s independent public accountants without stockholder approval whenever the Board of Directors deems such termination necessary or appropriate.

The following proposal will be presented at the Annual Meeting by direction of the Board of Directors:

RESOLVED, That action by the Board of Directors appointing BKD, LLP as the Company’s independent public accountants to conduct the annual audit of the financial statements of the Company for the fiscal year ended June 30, 2006, is hereby ratified, confirmed and approved.

The Board of Directors recommends that you vote FOR the ratification of BKD, LLP as the Company’s independent public accountants.

The Company engaged BKD, LLP, as its independent public accountants, effective as of January 6, 2003. During the three most recent fiscal years ending June 30, 2005, 2004 and June 30, 2003 and the period from July 1, 2005 through September 23, 2005, neither the Company, nor anyone on behalf of the Company, consulted BKD, LLP regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, or any matter that was the subject of a disagreement or a reportable event; and such matters were not an important factor in reaching a decision to engage BKD, LLP as our independent public accountants. The Company instructed BKD, LLP to audit its financial statements for the year ended June 30, 2002, in addition to completing its normal year end audit of its fiscal 2003 2004 and 2005 financials.

Audit Fees

The aggregate fees billed during the years ended June 30, 2005 and 2004 by BKD, LLP for professional services rendered in connection with the audit of our June 30, 2004 and 2003 consolidated financial statements were $66,600 and $65,800, respectively.

Fees billed by BKD, LLP for reviews of our interim financial statements for inclusion with quarterly reports on Form 10QSB totaled $17,950 and $15,295 during the fiscal years ended June 30, 2005 and 2004, respectively.

Fees billed by BKD, LLP for professional services rendered in connection with various registration statements during fiscal years ended June 30, 2005 and 2004 of $11,775 and $59,035, respectively.

Audit-Related Fees

During the fiscal years ended June 30, 2005 and 2004, we incurred professional fees for other audit-related assurance services from BKD, LLP totaling $15,750 and $54,405, respectively.

Tax Fees

Fees billed by BKD, LLP for professional services rendered in connection with tax compliance, tax advice and tax planning were $20,425 and $27,498 for the fiscal years ended June 30, 2005 and 2004, respectively.

All Other Fees

We did not pay for any other professional accounting services during the fiscal years ended June 30, 2005 and 2004, respectively.

Audit Committee

The audit committee approves all audit, tax and other consulting services to be rendered by outside accountants prior to the work being performed, and evaluates the impact that provision of such services has upon the independence of Decorize’s auditors.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of the Common Stock and Preferred Stock as of September 23, 2005, by (i) all persons known by the Company to be the owner of record or beneficially of more than five percent of the outstanding Common Stock and/or the outstanding Preferred Stock, (ii) each director of the Company, (iii) each person listed in the Summary Compensation Table set forth under the caption “Executive Compensation” on page 9 of this Proxy Statement, and (iv) all directors and executive officers as a group. Except pursuant to applicable community property laws and except as otherwise indicated, each stockholder identified in the table possesses sole voting and investment power with respect to his shares.

	Common Stock			Preferred Stock
Name	Shares Beneficially Owned (1)		Percent of Class (2)	Shares Beneficially Owned (1)	Percent of Class (2)

Nest USA, Inc. 1800 Bering Drive, Suite 755 Houston, TX 77057	2,459,877	(3)	14.4%	-0-	0.0%
Quest Capital Alliance 3140 East Division Springfield, MO 65802	2,959,286	(4)	16.6%	-0-	0.0%
SRC Holdings Corporation 3140 East Division Springfield, MO 65802	10,536,197	(5)	41.7%	500,000	100.0%
Stephen R. Crowder 1938 E. Phelps Springfield, MO 65802	225,000	(6)	1.4%	-0-	0.0%
James K. Parsons 3655 E. Phelps Springfield, MO 65802	3,128,970	(7)	18.7%	-0-	0.0%
Kevin Bohren 3435 Dearborn Ave. #201 Chicago, IL 60404	401,908	(8)	2.5%	-0-	0.0%
Richard Chalker 8830 Catalina St. Prairie Village, KS 66207	20,000	(9)	*	-0-	0.0%
Steven W. Fox 3140 East Division Springfield, MO 65802	2,994,536	(10)	16.7%	-0-	0.0%
Fabian Garcia 8A Camden Park Singapore 299799	273,070	(11)	1.7%	-0-	0.0%
J. Michael Sandel 10823 Dunbrook Houston, TX77070	711,943		4.4%	-0-	0.0%
Jon T. Baker 6570 E. Farm Rd. 134 Springfield, MO 65802	2,608,741		16.3%	-0-	0.0%
Marwan M. Atalla 1800 Bering Drive, Suite 755 Houston, TX 77057	2,459,877	(12)	14.4%	-0-	0.0%
All Executive Officers and Directors as a Group (10 persons)(13)	10,382,487		51.5%	-0-	0.0%

——————

* Less than 1%

(1)

Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934 and unless otherwise indicated, represents securities for which the beneficial owner has sole voting and investment power. Any securities held in the name of, and under, the voting and investment authority of a spouse of an executive officer or director have been excluded.

(2)

Reflects the number of shares outstanding on June 30, 2005, and with respect to the percentage calculated for each individual stockholder or group of stockholders, it is assumed that such stockholder or group exercises all of the stock options owned by such individual or group that are exercisable currently or within 60 days of such date.

(3)

Includes 996,000 shares issuable upon exercise of warrants at an exercise price of $0.20 per share and 43,877 shares issuable upon conversion of a convertible term note, at a conversion price of $1.00 per share. Marwan M. Atalla is the President of this stockholder and has the right to exercise control over the voting and disposition of the shares of Decorize common stock owned by it. Accordingly, these shares are also included in Mr. Atalla’s beneficial ownership.

(4)

Includes 1,807,143 shares issuable upon exercise of warrants at an exercise price of $0.20 per share. Steven W. Fox, a director of Decorize, is the general manager of Quest Capital Alliance and controls the right to vote and dispose of the shares of Decorize common stock owned by Quest Capital Alliance. Accordingly, these shares are also included in Mr. Fox’s beneficial ownership.

(5)

Includes 2,500,000 shares issuable upon conversion of Series A Preferred Stock at an exercise price of $0.20 per share, 3,000,000 shares issuable upon exercise of warrants at an initial exercise price of $0.20 per share and 3,750,000 shares issuable upon conversion of a convertible term note at a conversion price of $0.20 per share. John P. Stack is the President of SRC Holdings Corporation and has the right to exercise control over the voting and disposition of the shares of Decorize common stock owned by it.

(6)

Includes 225,000 shares issuable upon the exercise of stock options granted under the Company’s stock option plan, at an exercise price equal to $0.52 per share.

(7)

Includes 500,000 shares issuable under warrants at an exercise price of $1.40 per share and 200,000 shares issuable under warrants at an exercise price of $1.20 per share.

(8)

Includes 80,000 shares issuable upon the exercise of stock options granted under the Company’s stock option plan, at an exercise price of $0.52 per share.

(9)

Includes 20,000 shares issuable upon the exercise of stock options granted under the Company’s stock option plan, at an exercise price of $0.52 per share.

(10)

Includes 35,000 shares issuable upon the exercise of stock options granted under the Company’s stock option plan, at an exercise price equal to $0.52 per share. Also includes 1,807,143 shares issuable upon exercise of warrants at an exercise price of $0.20 per share, which are held by Quest Capital Alliance. Steven W. Fox, a director of Decorize, is the general manager of Quest Capital Alliance and controls the right to vote and dispose of the shares of Decorize common stock owned by Quest Capital Alliance.

(11)

Includes 60,000 shares issuable upon the exercise of stock options granted under the Company’s stock option plan, at an exercise price equal to $0.52 per share and another 20,000 shares issuable upon exercise of warrants at an exercise price of $3.00 per share.

(12)

Includes 996,000 shares issuable upon exercise of warrants at an exercise price of $0.20 per share and 43,877 shares issuable upon conversion of a convertible term note, at a conversion price of $1.00 per share, which are held by Nest USA, Inc. Marwan Atalla, a director of Decorize, is the President of Nest USA, Inc. and has the right to exercise control over the voting and disposition of the shares of Decorize common stock owned by Nest USA, Inc.

(13)

Includes all executive officers and directors of the Company, as a group, as of September 28, 2005.

PROPOSALS OF STOCKHOLDERS FOR PRESENTATION AT NEXT
ANNUAL MEETING OF STOCKHOLDERS

Any stockholder of record of the Company who desires to submit a proposal for inclusion in the proxy materials distributed by the Company relating to the next annual meeting of stockholders, must do so in writing in accordance with the procedures set forth in Company’s Bylaws. The notice must be received at the Company’s principal executive offices by June 1, 2006 in order to be included in the Company’s proxy materials.

For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Company in accordance with the procedures set forth in the Company’s Bylaws. To be timely, a stockholder’s notice must be delivered to, or mailed and received at, the principal executive offices of the Company, not less than 60, nor more than 180, days prior to October 29, 2006.

The notice must contain, as to each matter the stockholder proposes to bring before the annual meeting, (a) a brief description of the business desired to be brought before the Annual Meeting, (b) the name and address, as they appear on the Company’s books, of the stockholder proposing such proposal, (c) the class and number of shares of the Company that are beneficially owned by the stockholder, and (d) any material interest of the stockholder in such business. The proponent of any proposal submitted must be a record or beneficial owner entitled to vote at the next annual meeting on his or her proposal and must continue to own the security entitling him or her to vote through the date on which the meeting is held. In addition, if the stockholder’s ownership of shares, as set forth in the notice, is solely beneficial, documentary evidence of such ownership must accompany the notice.

ANNUAL REPORT ON FORM 10-KSB

The Company’s Annual Report on Form 10-KSB has been distributed to all record holders as of the record date. The Annual Report on Form 10-KSB is not incorporated in this Proxy Statement and is not to be considered a part of the soliciting material.

OTHER BUSINESS

Management of the Company is not aware of any other matters that are to be presented at the Annual Meeting and has not been advised that other persons will present any such matters. However, if other matters properly come before the Annual Meeting, the individuals named in the accompanying proxy card shall vote on such matters in accordance with their best judgment.

ADDITIONAL INFORMATION

In addition to the use of the mail, the Company may solicit proxies by personal interview, telephone or telegraph through its officers, directors and other employees of the Company, who will not receive additional compensation for such services. The Company may also request brokerage houses, nominees, custodians and fiduciaries to forward soliciting material to the beneficial owners of stock held of record by them, and will reimburse such persons for forwarding such material at the rates suggested by the American Stock Exchange. The Company will bear the cost of the solicitation of proxies. Such costs are expected to be nominal. Proxy solicitation will commence with the mailing of this Proxy Statement and the enclosed form of proxy on or about September 29, 2005.

DELIVERY OF DOCUMENTS TO
SECURITY HOLDERS SHARING AN ADDRESS

Only one copy of this Proxy Statement is being delivered to multiple stockholders sharing an address, unless the Company has received contrary instructions from one or more of the stockholders. The Company will deliver promptly, upon written or oral request, a separate copy of this Proxy Statement to a stockholder at a shared address to which a single copy of this document was delivered. A stockholder may mail a written request to Decorize, Inc., Attention: Secretary, 1938 E. Phelps, Springfield, Missouri 65802, or call (417) 879-3326, to request:

•

a separate copy of this Proxy Statement;

•

a separate copy of Proxy Statements or Annual Reports of the Company in the future; or

•

delivery of a single copy of Proxy Statements or Annual Reports of the Company, if such stockholder is receiving multiple copies of those documents.

FORM OF PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR
THE ANNUAL MEETING OF THE STOCKHOLDERS OF DECORIZE, INC.
TO BE HELD OCTOBER 28, 2005.

The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders of Decorize, Inc. (the “Company”) to be held on October 28, 2005, at 7:30 a.m., local time, at the Company’s corporate offices, 1938 E. Phelps, Springfield, Missouri, and the Proxy Statement in connection therewith, and appoints Stephen R. Crowder and Brent Olson, and each of them, as the lawful agents and proxies of the undersigned (with all powers the undersigned would possess if personally present, including full power of substitution), and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of Decorize, Inc. held of record by the undersigned as of the close of business on September 19, 2005, at the Annual Meeting of Stockholders or any adjournment or postponement thereof.

1.

ELECTION OF DIRECTORS.

_____ FOR all nominees listed below (except as marked to the contrary below)

_____ WITHHOLD authority to vote for all nominees listed below

Richard B. Chalker, Jr., James K. Parsons, J. Michael Sandel and Marwan Atalla

(INSTRUCTION: To withhold authority to vote for any nominee, write the nominees’ names on the space provided below.)

_____________________________________________________

2.

PROPOSAL TO RATIFY THE APPOINTMENT OF BKD, LLP AS THE COMPANY’S INDEPENDENT PUBLIC ACCOUNTANTS.

FOR	AGAINST	ABSTAIN
☐	☐	☐

3.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON ANY MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING, OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

FOR	AGAINST	ABSTAIN
☐	☐	☐

It is understood that when properly executed, this Proxy will be voted in the manner directed herein by the undersigned stockholder. WHERE NO CHOICE IS SPECIFIED BY THE STOCKHOLDER, THE PROXY WILL BE VOTED “FOR” THE NAMED PROPOSALS.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.

The undersigned hereby revokes all previous proxies related to the shares covered hereby and confirms all that said Proxy and his substitutes may do by virtue hereof.

Please sign exactly as name(s) appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:___________________, 2005

__________________________________________________
Signature

__________________________________________________
Signature if held jointly

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

☐

PLEASE CHECK THIS BOX IF YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING.

Appendix A

DECORIZE, INC.
AUDIT COMMITTEE CHARTER

General

The Audit Committee of the Board of Directors of Decorize, Inc. shall consist of at least three independent directors, Members of the Committee shall be considered independent if they have no relationship to the Company that could interfere with the exercise of their independence from management and the Company. As determined by the Board of Directors, the Members of the Committee will be financially literate with at least one having accounting or related financial management expertise. Company management, internal and independent auditors and the Company’s General Counsel may attend each meeting or portions thereof as required by the Committee. The Committee will have four meetings each year on a regular basis and will have special meetings if and when required.

Responsibilities

The Audit Committee’s role is one of oversight whereas the Company’s management is responsible for preparing the Company’s financial statements and the independent auditors are responsible for auditing those financial statements. The Audit Committee is not providing any expert or special assurance as to the Company’s financial statements or any professional certification as to the independent auditor’s work. The following functions shall be the key responsibilities of the Audit Committee in carrying out its oversight function.

1.

Provide an open avenue of communications between the independent auditors and the Board of Directors, including private sessions with the independent auditors, as the Committee may deem appropriate.

2.

Receive and review reports from Company management relating to the Company’s financial reporting process, published financial statements and/or major disclosures and the adequacy of the company’s system of internal controls.

3.

Receive and review reports from Company management and General Counsel relating to legal and regulatory matters that may have a material impact on the Company’s financial statements and Company compliance policies.

4.

Inquire of company management and independent auditors regarding the appropriateness of accounting principles followed by the Company, changes in accounting principles and their impact on the financial statements.

5.

Periodically assess the extent of the Company’s internal audit program.

6.

The Committee and Board shall be ultimately responsible for the selection, evaluation, and replacement of the independent auditors. The Committee will:

•

recommend annually the appointment of the independent auditors to the Board for its approval and subsequent submission to the stockholders for ratification, based upon an annual performance evaluation and a determination of the auditors’ independence;

•

determine the independence of the independent auditors by obtaining a formal written statement delineating all relationships between the independent auditors and the Company, including all non-audit services and fees;

•

discuss with the independent auditors if any disclosed relationship or service could impact the auditors’ objectivity and independence; and

•

recommend that the Board take appropriate action in response to the auditors’ statement to ensure the independence of the independent auditors.

A-1

7.

Meet with independent auditors and review their report to the Committee including comments relating to the system of internal controls, published financial statements and related disclosures, the adequacy of the financial reporting process and the scope of the independent audit. The independent auditors are ultimately accountable to the Board and the Committee on all such matters.

8.

Receive and review reports from the independent auditors relating to plans for the audit of the Company’s information technology procedures and controls.

9.

Review with the independent auditors the coordination of their respective audit activities.

10.

Prepare a Report, for inclusion in the Company’s proxy statement, disclosing that the Committee reviewed and discussed the audited financial statements with management and discussed certain other matters with the independent auditors. Based upon these discussions, state in the Report whether the Committee recommended to the Board that the audited financial statements be included in the Annual Report.

11.

Review and reassess the adequacy of the Audit Committee’s charter annually. If any revisions therein are deemed necessary or appropriate, submit the same to the Board for its consideration and approval.

12.

In the absence of a compensation, stock option or special committee comprised of a majority of independent directors, review and approve any transaction of the Company in which a director or officer of the Company has a material interest.

13.

The committee will perform such other functions as assigned by law, the Company’s charter or bylaws, or the Board of Directors.

Quorum

For the transaction of business at any meeting of the Audit Committee, two members shall constitute a quorum.

Approved as revised:

Board of Directors of Decorize, Inc.

July 26, 2004

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